Exhibit 35.1


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Saxon Mortgage Services, Inc.(SM)

                       Regulation AB Officer's Certificate
                    ss.229.1123 Servicer Compliance Statement

Saxon Mortgage Services Inc. ("Saxon"), as Servicer, is responsible, under Item 1123 of Regulation AB, for assessing its compliance with the requirements of the Transaction Agreements applicable to it for the transactions listed on Exhibit A, for the year ended December 31, 2007.

I, David Dill, hereby certify that I am an Authorized Officer of Saxon Mortgage Services, Inc., and further certify that:

      (i) I have reviewed Saxon's activities during the reporting period and its performance under the applicable Transaction Agreement has been made under my supervision.

      (ii) To the best of my knowledge, based on such review, Saxon has fulfilled all of its obligations under the Transaction Agreements in all material respects, throughout the reporting period.



We are a debt collector. Any information obtained will be used for that purpose.
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            4708 Mercantile Drive North o Fort Worth, TX 76137-3605
P.O. Box 161489 o Fort Worth, TX 76161-1489 o (800)594-8422 o Fax (817) 665-7400
                   Visit us on the web at www.saxononline.com
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Saxon Mortgage Services, Inc.(SM)

By: /s/ David Dill
    --------------
    David Dill
    Chief Executive Officer and President
    Saxon Mortgage Services Inc.
    March 14, 2008



We are a debt collector. Any information obtained will be used for that purpose.
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            4708 Mercantile Drive North o Fort Worth, TX 76137-3605
P.O. Box 161489 o Fort Worth, TX 76161-1489 o (800)594-8422 o Fax (817) 665-7400
                   Visit us on the web at www.saxononline.com
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Saxon Mortgage Services, Inc.(SM)

                                    REVISED
                                   EXHIBIT A

Transactions where SMSI acts as Servicer

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP1
ACE Securities Corp. Home Equity Loan Trust, Series 2006-NCl
GSAA Home Equity Trust 2006-2
IXIS Real Estate Capital Trust 2006-HE1
IXIS Real Estate Capital Trust 2006-HE2
IXIS Real Estate Capital Trust 2006-HE3
IXIS Real Estate Capital Trust 2007-HE1
IXIS Real Estate Capital Trust 2007-HE2
Merrill Lynch Mortgage Investors Trust, 2006-RM3
Morgan Stanley ABS Capital I Inc. Trust 2006-HE1
Morgan Stanley ABS Capital I Inc. Trust 2006-HE4
Morgan Stanley ABS Capital I Inc. Trust 2006-HE5
Morgan Stanley ABS Capital I Inc. Trust 2006-HE6
Morgan Stanley ABS Capital I Inc. Trust 2006-HE8
Morgan Stanley ABS Capital I Inc. Trust 2007-HE1
Morgan Stanley ABS Capital I Inc. Trust 2007-HE2
Morgan Stanley ABS Capital I Inc. Trust 2007-HE3
Morgan Stanley ABS Capital I Inc. Trust 2007-HE4
Morgan Stanley ABS Capital I Inc. Trust 2007-HE5
Morgan Stanley ABS Capital I Inc. Trust 2007-HE6
Morgan Stanley ABS Capital I Inc. Trust 2007-HE7
Morgan Stanley ABS Capital I Inc. Trust 2007-HE8
Morgan Stanley ABS Capital I Inc. Trust 2007-NC1
Morgan Stanley ABS Capital I Inc. Trust 2007-NC2
Morgan Stanley ABS Capital I Inc. Trust 2007-NC3
Morgan Stanley ABS Capital I Inc. Trust 2007-NC4
Morgan Stanley ABS Capital I Inc. Trust 2007-SEA1
Morgan Stanley Home Loan Trust 2007-1
Morgan Stanley Home Loan Trust 2007-2
Morgan Stanley IXIS Real Estate Capital Trust 2006-1
Morgan Stanley IXIS Real Estate Capital Trust 2006-2
Morgan Stanley Mortgage Loan Trust 2006-10SL
Morgan Stanley Mortgage Loan Trust 2006-10XS
Morgan Stanley Mortgage Loan Trust 2006-11AR
Morgan Stanley Mortgage Loan Trust 2006-13ARX
Morgan Stanley Mortgage Loan Trust 2006-14SL


We are a debt collector. Any information obtained will be used for that purpose.
--------------------------------------------------------------------------------
            4708 Mercantile Drive North o Fort Worth, TX 76137-3605
P.O. Box 161489 o Fort Worth, TX 76161-1489 o (800)594-8422 o Fax (817) 665-7400
                   Visit us on the web at www.saxononline.com

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Saxon Mortgage Services, Inc.(SM)


Morgan Stanley Mortgage Loan Trust 2006-15XS
Morgan Stanley Mortgage Loan Trust 2006-16AX
Morgan Stanley Mortgage Loan Trust 2006-17XS
Morgan Stanley Mortgage Loan Trust 2006-1AR
Morgan Stanley Mortgage Loan Trust 2006-2AX
Morgan Stanley Mortgage Loan Trust 2006-7AX
Morgan Stanley Mortgage Loan Trust 2006-8XS
Morgan Stanley Mortgage Loan Trust 2007-12
Morgan Stanley Mortgage Loan Trust 2007-13
Morgan Stanley Mortgage Loan Trust 2007-15AR
Morgan Stanley Mortgage Loan Trust 2007-4SL
Morgan Stanley Mortgage Loan Trust 2007-9SL
Morgan Stanley Structured Trust I 2007-1
NATIXIS Real Estate Capital Trust 2007-HE2
NovaStar Mortgage Funding Trust, Series 2006-1
NovaStar Mortgage Funding Trust, Series 2006-2
NovaStar Mortgage Funding Trust, Series 2006-3
NovaStar Mortgage Funding Trust, Series 2006-4
NovaStar Mortgage Funding Trust, Series 2006-5
NovaStar Mortgage Funding Trust, Series 2006-6
NovaStar Mortgage Funding Trust, Series 2006-MTAl
NovaStar Mortgage Funding Trust, Series 2007-1
NovaStar Mortgage Funding Trust, Series 2007-2
Saxon Asset Securities Trust 2006-1
Saxon Asset Securities Trust 2006-2
Saxon Asset Securities Trust 2006-3
Saxon Asset Securities Trust 2007-1
Saxon Asset Securities Trust 2007-2
Saxon Asset Securities Trust 2007-3
Saxon Asset Securities Trust 2007-4
Soundview Home Loan Trust 2006-EQ1

Transactions where SMSI acts as Sub-servicer for MSCC
Morgan Stanley Mortgage Loan Trust 2006-3AR
Morgan Stanley Mortgage Loan Trust 2006-5AR
Morgan Stanley Mortgage Loan Trust 2006-6AR
Morgan Stanley Mortgage Loan Trust 2006-7
Morgan Stanley Mortgage Loan Trust 2006-8AR


We are a debt collector. Any information obtained will be used for that purpose.
--------------------------------------------------------------------------------
            4708 Mercantile Drive North o Fort Worth, TX 76137-3605
P.O. Box 161489 o Fort Worth, TX 76161-1489 o (800)594-8422 o Fax (817) 665-7400
                   Visit us on the web at www.saxononline.com

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Saxon Mortgage Services, Inc.(SM)


Morgan Stanley Mortgage Loan Trust 2006-11
Morgan Stanley Mortgage Loan Trust 2007-12
Morgan Stanley Mortgage Loan Trust 2007-13
Morgan Stanley Mortgage Loan Trust 2007-14AR
Sequoia Mortgage Trust 2007-1






We are a debt collector. Any information obtained will be used for that purpose.
--------------------------------------------------------------------------------
            4708 Mercantile Drive North o Fort Worth, TX 76137-3605
P.O. Box 161489 o Fort Worth, TX 76161-1489 o (800)594-8422 o Fax (817) 665-7400
                   Visit us on the web at www.saxononline.com